EXHIBIT 32(i)(a)

CERTIFICATION PURSUANT
TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002*

In connection with the Annual Report of A.G. Edwards, Inc. (the “Registrant”) on Form 10-K for the period ended February 28, 2005, as filed with the Securities and Exchange Commission on May 6, 2005, hereof (the “Report”), I, Robert L. Bagby, Chairman of the Board and Chief Executive Officer of the Registrant, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

A.G. EDWARDS, INC.

Date: May 4, 2005

By:	/s/ Robert L. Bagby Robert L. Bagby Chairman of the Board and Chief Executive Officer

*	A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.